UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

____________

July 9, 2004 (July 8, 2004)
(Date of Report (date of earliest event reported))

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

(212) 413-1800
(Registrant's telephone number, including area code)

None
(Former name or former address if changed since last report)

Item 5. Other Events

EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, “CENDANT”, “WE”, “OUR”, OR “US” MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

On July 8, 2004, we announced that we will consider strategic alternatives for our mortgage business, including the sale of our mortgage origination platform and mortgage servicing business. Any transaction would be designed to preserve the cross-selling benefits of a "value circle" that exists between the mortgage business and our residential real estate brands and relocation and settlement services businesses.

Blackrock and Goldman, Sachs & Co. will serve as our advisors in the consideration of strategic alternatives. There can be no assurance that a transaction involving the mortgage business will be entered into or consummated.

A copy of the press release announcing that we will consider strategic alternatives for our mortgage business is attached as Exhibit 99 to this Form 8-K and such release, excluding paragraph four thereof, is incorporated by reference herein.

Item 7. Exhibits

See Exhibit Index

Item 9. Regulation FD Disclosure

On July 8, 2004, we announced that we updated our previous announcement on June 21, 2004 that we expect to meet or exceed our projection of earnings per share from continuing operations of $0.42 - $0.44 for the second quarter of 2004. Based upon strong performance across our core real estate and travel verticals, and with all segments expecting an improvement in year-over-year performance, we now anticipate that we will exceed the high end of our prior forecast for the second quarter by $0.02 to $0.03.

Statements about future results made herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. We caution that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Cendant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004.

Such forward-looking statements include projections. Such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the Securities and Exchange Commission regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of Cendant or its affiliates. In addition, such projections are based upon many estimates and are inherently subject to significant economic, competitive and other uncertainties and contingencies, including but not limited to the impact of war or terrorism, which are beyond the control of management of Cendant and its affiliates. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by Cendant or its affiliates that the projections will prove to be correct.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By: /s/ Eric Bock

Eric J. Bock Executive Vice President – Law and Corporate Secretary

Date: July 9, 2004

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated July 9, 2004 (July 8, 2004)

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release issued by Cendant Corporation on July 8, 2004.